                                                                    Exhibit 10.2


                             SHAREHOLDER AGREEMENT
                             ---------------------

          SHAREHOLDER AGREEMENT (this "Agreement"), dated as of July 26, 1999 by and between Yamanouchi Group Holdings Inc. ("Shareholder"), and Shire Pharmaceuticals Group plc, a public limited company organized under the laws of England and Wales ("Shire").

          WHEREAS, concurrently herewith, Ruby Acquisition Sub Inc., Shire and Roberts Pharmaceutical Corporation, a New Jersey corporation ("Roberts"), are entering into an Agreement and Plan of Merger of even date herewith (such Agreement in the form attached hereto as Exhibit A as it may be subsequently amended or modified (other than a reduction in the Merger Consideration (as defined therein)) being the "Merger Agreement"), pursuant to which a newly formed, wholly owned subsidiary of Shire will merge with and into Roberts (the "Merger"); and

          WHEREAS, Shareholder owns, as of the date hereof, 5,048,500 shares of common stock, $.01 par value per share (the "Common Stock") of Roberts (the "Existing Shares", together with any shares of Common Stock acquired after the date hereof and prior to the termination hereof, hereinafter collectively referred to as the "Shares"); and

          WHEREAS, Shire has entered into the Merger Agreement in reliance on Shareholder's representations, warranties, covenants and agreements set forth herein and Shareholder has entered into the Agreement in reliance on Shire's representations, warranties, covenants and agreements set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, and intending to be legally bound hereby, it is agreed as follows:

1.  Voting Agreement.  Shareholder agrees to vote and otherwise act (including
    ----------------
pursuant to written consent) with respect to all of the Shares, for the approval and the adoption of the Merger Agreement, all agreements related to the Merger and any actions required to be approved by shareholders related thereto, and against any proposal or transaction which could prevent or delay the consummation of the transactions contemplated by the Merger Agreement, at any meeting or meetings of the shareholders of Roberts, and at any adjournment, postponement or continuation thereof, at which the Merger Agreement and other related agreements (or any amended version or versions thereof), or such other actions are submitted for the consideration and vote of the shareholders of Roberts. The foregoing shall remain in effect with respect to the Shares, until the termination of this Section as set forth in Section 7. Shareholder agrees to cause a duly authorized representative of Shareholder to attend any meeting or meetings of the shareholders to which this Section 1 applies, either in person or by proxy, and to vote the Shares in accordance with the terms hereof.

2.  Representations and Warranties of Shareholder.  Shareholder represents and
    ---------------------------------------------
warrants to Shire as follows:

          2.1  Ownership of Shares.  On the date hereof the Existing Shares are
               -------------------
all of the Shares currently beneficially owned by Shareholder. On the Closing Date, the Shares will constitute all of the shares of Common Stock owned beneficially by Shareholder. Shareholder has no rights to acquire any additional shares of Common Stock other than under the terms of the Stock Purchase Agreement between the Shareholder and Roberts, dated as of January 22, 1992 and other than for the Shareholder's right of first refusal granted under its agreement with Robert Vukovich.

          2.2  Authority; Binding Agreement.  Shareholder has the full legal
               ----------------------------
right, power and authority to enter into and perform all of its obligations under this Agreement. The execution and delivery of this Agreement by Shareholder will not violate any other agreement to which Shareholder is a party including, without limitation, any voting agreement, shareholders agreement or voting trust. This Agreement has been duly executed and delivered by Shareholder and constitutes a legal, valid and binding agreement of Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws, now or hereafter in effect affecting creditors' rights and remedies generally or general principles of equity. Neither the execution and delivery of this Agreement nor the consummation by Shareholder of the transactions contemplated hereby will (i) violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Shareholder or the Shares, (ii) constitute a violation of, conflict with or constitute a default under, any material contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Shareholder is a party or by which Shareholder is bound.

          2.3  Reliance on Agreement.  Shareholder understands and acknowledges
               ---------------------
that Shire is entering into the Merger Agreement in reliance upon Shareholder's execution and delivery of this Agreement.

3.  Certain Covenants of Shareholder.  Except in accordance with the provisions
    --------------------------------
of this Agreement, Shareholder agrees with, and covenants to, Shire as follows:

          3.1  Actions Inconsistent with this Agreement.  For so long as
               ----------------------------------------
Shareholder is obligated to vote in favor of the Merger set forth in Section 1, Shareholder shall not (i) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge, assignment, encumbrance or other disposition), or consent to any transfer of, any or all of the Shares or any interest therein, except pursuant to the Merger or (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all such Shares or any interest therein unless, in either case, (x) the transferee of such Shares is an affiliate of such Shareholder or is otherwise reasonably acceptable to Shire and such transferee agrees, in a writing reasonably acceptable to Shire, to vote such Shares in accordance with the terms of Section 1 as if such transferee were the Shareholder and (y) such transaction does not occur within 30 days as of the Effective Time. In addition, until Section 1 has terminated in accordance with paragraph 7, Shareholder shall not grant any proxy, power-of-attorney or other authorizations in or with respect to such Shares or deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares in any way inconsistent with the terms of this Agreement.

          3.2  Solicitation.  Until consummation of the Merger, Shareholder
               ------------
shall not, and shall direct their investment bankers, attorneys or other advisers or representatives not to, directly or indirectly, (i) solicit or initiate (including by way of furnishing or disclosing non-public information) any inquiries or the making of any proposal with respect to a Roberts

Acquisition Transaction (as defined in the Merger Agreement) or (ii) negotiate, explore or otherwise engage in discussions with any person (other than Shire and its representatives) with respect to any Roberts Acquisition Transaction, or which may reasonably be expected to lead to a proposal for a Roberts Acquisition Transaction or enter into any agreement, arrangement or understanding with respect to any such Roberts Acquisition Transaction or which would require it to abandon, terminate or fail to consummate the Merger or any other transaction contemplated by this Agreement; provided, however, that Shareholder may, in
                                --------  -------
response to an unsolicited written proposal from a third party regarding a Roberts Superior Proposal (as defined in the Merger Agreement), furnish information to, negotiate or otherwise engage in discussions with such third party, if the Board of Directors of Roberts determines in good faith, after consultation with its financial advisors and based upon advice of outside counsel that such action is required for the Board of Directors to comply with its fiduciary duties under applicable law.

          3.3  Holdback Agreement.  Unless the managing underwriter otherwise
               ------------------
agrees, Shareholder agrees to use its reasonable best efforts to cause its affiliates to agree, in connection with any underwritten registration of Shire ordinary shares, nominal value five pence (the "Ordinary Shares"), not to effect any public sale or private offer or distribution of any Ordinary Shares, or American Depositary Shares representing three Ordinary Shares (the "Shire ADSs") during the ten business days prior to the effectiveness under the Securities Act of any underwritten registration and during the 90 days following the effectiveness under the Securities Act of 1933, as amended (the "Securities Act") of any underwritten registration (except, if applicable, as part of such underwritten registration).

          3.4 Shareholder shall not reduce its risk relative to any Ordinary Shares or Shire ADSs (each as defined in the Merger Agreement) received in the Merger as a result of its ownership of the Shares prior to the publication of not less than 30 days of financial results covering the post-Merger combined operations of Shire and Roberts. Shire will cause such results to be published as soon as reasonably practicable after the Effective Time under the Merger Agreement.

4.  Representations and Warranties of Shire.  Shire represents and warrants to
    ---------------------------------------
Shareholder as follows:

          Shire has full legal right, power and authority to enter into and perform all of its obligations under this Agreement. The execution and delivery of this Agreement by Shire will not violate any other agreement to which Shire is a party. This Agreement has been duly executed and delivered by Shire and constitutes a legal, valid and binding agreement of Shire, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws, now or hereafter in effect, affecting creditors rights and remedies generally or general principles of equity. Neither the execution and delivery of this Agreement nor the consummation by Shire of the transactions contemplated hereby will (i) violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Shire or the Shares, except for the action contemplated by Section 5.2, or (ii) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Shire is a party or by which it is bound.

5.  Certain Covenants of Shire.  Shire represents and warrants to Shareholder as
    --------------------------
follows:

          5.1 Without the consent of Shareholder, Shire will not, prior to the second anniversary of the Closing Date (as defined in the Merger Agreement), (i) dispose of any of its stock in the Surviving Corporation or (ii) permit the Surviving Corporation to dispose of substantially all of its assets.
Thereafter, until the fifth anniversary of the Closing Date, to the extent permitted by applicable law, Shire will give Shareholder not less than 60 days written notice of its intention to engage in a transaction described in clause
(i) or (ii) of the preceding sentence.

          5.2  Registration Rights of Shareholder.

          (a)  Shelf Registration.  Promptly following the Effective Time (as
               ------------------
defined in the Merger Agreement), Shire shall commence the registration of Shareholder's Shire ADSs received in the Merger (collectively the "Registrable Securities") on

Form S-3 for an offering pursuant to Rule 415 promulgated by the Securities and Exchange Commission (the "SEC"). Such registration statement may include Shire ADSs received by other Roberts shareholders in the Merger. Any such shelf registration shall cover the disposition of all Registrable Securities and such other Shire ADSs in one or more underwritten offerings, block transactions, broker transactions, at-market transactions and in such other manner or manners as may be specified by the Shareholder. Shire shall use its reasonable best efforts to cause such registration statement to become effective within 180 days of the Effective Time and keep such registration continuously effective until the second anniversary of the Closing Date. In furtherance of such obligation, Shire shall supplement or amend such registration statement if, as and when required by the rules, regulations and instructions applicable to the form used by Shire for such registration or by the Securities Act or by any other rules and regulations thereunder applicable to shelf registrations. Notwithstanding the foregoing, it shall not be deemed a violation of this paragraph if pending a material corporate transaction, Shire issues a notice that the registration statement, or the prospectus contained therein, is unusable (as not being current as to disclosure), or such notice is required under applicable securities laws to be issued by Shire, and the aggregate number of days in any consecutive twelve month period for which the registration statement, or the prospectus contained therein, is unusable pursuant to all such notices has not exceeded 90 days in the aggregate.

          (b)  Issuer Registration.  If Shire shall determine to register any
               -------------------
Shire ADSs either for its own account or the account of a security holder or holders other than a registration relating solely with respect to employee benefit plans, or a registration relating to paragraph (a) above, a registration on any registration form which does not permit secondary sales, Shire will:

             (i) promptly give to the Shareholder written notice thereof; and

             (ii) include in such registration statement all Registrable Securities specified in a written request made by the Shareholder within ten (10) days after receipt of the written notice from Shire described in clause (i) above, except as set forth in paragraph (c) below. Such written request may specify all or part of the Shareholder's Registrable Securities.

          The right of the Shareholder to registration pursuant to this paragraph (b) shall be conditioned upon the Shareholder's providing all information required of a selling shareholder under the Securities Act. The Shareholder shall, if it proposes to distribute its Registrable Securities through such underwriting, enter into an underwritten offering in customary form with the representative of the underwriter or underwriters selected by Shire.

          (c)  Priority.  Notwithstanding the provisions of Section 5.2(b), if
               --------
the representative of the underwriters advises Shire in writing that marketing factors require a limitation or elimination on the number of shares to be included in the offering covered by Section 5.2(b), the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration statement. Shire shall so advise all holders of securities requesting registration, and the number of Shire ADSs that are entitled to be included in the registration statement shall be allocated first to Shire for securities being sold for its own account, and thereafter the number of Shire ADSs that may be included in the registration statement shall be allocated among the Shareholder and other shareholders of Shire in proportion, as nearly as practicable, to the respective amounts of Shire ADSs which they had requested to be included in such registration at the time of filing the registration statement. If the Shareholder or any other shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to Shire and the underwriter. Notwithstanding this clause (c), in any underwritten primary offering for cash, Shire will ensure that Shareholder will be allowed to participate in the offering to the extent of not less than 20% of the aggregate number of Shire ADSs to be offered.

          (d)  Expenses of Registration.  All Registration Expenses incurred in
               ------------------------
connection with any registration pursuant to this Section 5.2 shall be borne by Shire and all Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares sold. "Registration Expenses" shall mean all expenses incurred by Shire in connection
----------------------
with the registration rights granted hereunder, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and the expenses of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all underwriting discounts and commissions
 ----------------
together with all expenses of the shareholder(s).

          (e)  Registration Procedures.  In the case of each registration
               -----------------------
effected by Shire pursuant to this Section 5.2, Shire will keep the Shareholder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, Shire will:

             (i) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

             (ii) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Shareholder from time to time may reasonably request; and

             (iii) Notify the Shareholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to the Shareholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.

          (f) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Shire are then listed.

6.  Indemnification.
    ---------------

          6.1 Shire will indemnify Shareholder, each of its officers, directors and employees, and each Person who controls Shareholder within the meaning of the Securities Act and the rules and regulations thereunder, with respect to which registration has been effected pursuant to Section 5.2, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus (including any related registration statement) incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Shire of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to Shire and relating to action or inaction required of Shire in connection with any such registration, and will reimburse Shareholder, each of its officers, directors and employees, and each Person controlling Shareholder, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that Shire will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to Shire by Shareholder and stated to be specifically for use therein, or in the case of a non-underwritten public offering, the failure of Shareholder to deliver prospectuses as required by the Securities Act.

          6.2 Shareholder will, if Registrable Securities held by it are included in the securities as to which such registration is being effected, indemnify Shire, each of its officers, directors and employees, and each Person who controls Shire within the meaning of the Securities Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Shareholder of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to Shareholder and relating to action or inaction required of Shareholder in connection with any such registration, and will reimburse Shire, each of its officers, directors and employees, and each Person who controls Shire, for any legal or any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to Shire by Shareholder and stated to be specifically for use therein; provided, however, that the obligations of Shareholder hereunder shall be limited to an amount equal to the proceeds to Shareholder of securities sold as contemplated herein.

          6.3 Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide
 -----------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
                      ------------------
has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying

Party may require in connection with defense of such claim and litigation resulting therefrom.

7.  Termination.  Subject to the rights of the parties to pursue any claims
    -----------
arising out of breaches of representations, warranties, covenants and agreements that occur prior to such termination, this Agreement shall terminate on the earlier of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the second anniversary of the Closing Date (as defined in the Merger Agreement), (iii) if the Merger Agreement is amended to decrease the Merger Consideration (as defined in the Merger Agreement) per share and (iv) December 31, 1999 if the Effective Time has not occurred by such date. Section 1 hereof will terminate upon the earlier of the termination of this Agreement in accordance with the previous sentence or the Effective Time.

8.  Miscellaneous.
    -------------

          8.1  Survival of Representations and Warranties.  All representations,
               ------------------------------------------
warranties, covenants and agreements made in this Agreement shall survive the date hereof and any investigation at any time made by or on behalf of any party.

          8.2  Notices.  All notices, requests, claims, demands and other
               -------
communications under this Agreement shall be in writing and shall be delivered personally or by next-day courier or telecopied with confirmation of receipt, to the parties at the addresses specified below (or at such other address for a party as shall be specified by like notice; provided that notices of a change of
                                            --------
address shall be effective only upon receipt thereof). Any such notice shall be effective upon receipt, if personally delivered or telecopied or one day after delivery to a courier for next-day delivery.

               If to Shire:

               Shire Pharmaceuticals Group plc
               East Anton
               Andover, Hants SP 10 5RG
               United Kingdom
               Telecopy:  011 44 1 264 334 658
               Attention: Rolf Stahel, Chief Executive with copies to:

               John P. Mitchell, Esq.
               Cahill Gordon & Reindel
               80 Pine Street
               New York, NY  10005
               Telephone:  (212) 701-3000
               Telecopy:   (212) 269-5420

               If to Shareholder:

               Kaoru Kimura
               c/o Yamanouchi Pharmaceutical Co. Ltd.
               3-11, Nihonbashi - Honcho 2 - Chome
               Chuo-ku, Tokyo 103 Japan

               with a copy to:

               Richard W. Canady, Esq.
               Howard, Rice, et al
               Three Embarcadero Center, 7th Floor
               San Francisco, CA 94111
               Telephone: (415) 434-1600
               Telecopy:  (415) 217-5910

          8.3  Entire Agreement.  This Agreement, together with the documents
               ----------------
expressly referred to herein, constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter contained herein.

          8.4  Amendments.  This Agreement may not be modified, amended, altered
               ----------
or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

          8.5  Assignment.  This Agreement shall be binding upon and inure to
               ----------
the benefit of the parties hereto and their respective successors, assigns and personal representatives, but, other than as contemplated by Section 3.1, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

          8.6  Public Announcements.  Each of Shire and Shareholder agrees that
               --------------------
it will not issue any press release or otherwise make any public statement with respect to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed.

          8.7  Governing Law.  This Agreement, and all matters relating hereto,
               -------------
shall be governed by, and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws thereof.

          8.8  Injunctive Relief; Jurisdiction.  Shareholder agrees that
               -------------------------------
irreparable damage would occur and that Shire would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.
It is accordingly agreed that Shire shall be entitled to an injunction or injunctions to prevent breaches by Shareholder of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of New York, Borough of Manhattan, or in New York state court located in the Borough of Manhattan, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of New York, Borough of Manhattan or in New York State Court located in the Borough of Manhattan in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such party to the personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal or state court sitting in the State of New York, located in the Borough of Manhattan.

          8.9  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

          8.10  Descriptive Headings.  The descriptive headings used herein are
                --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          8.11  Severability.  Any term or provision of this Agreement which is
                ------------
invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

          8.12  Further Assurances.  Each party hereto shall execute and deliver
                ------------------
such additional documents as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

          8.13  Third-Party Beneficiaries.  Otherwise than as contemplated by
                -------------------------
Section 3.1, nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or by reason of this Agreement or any provision contained herein.

          IN WITNESS WHEREOF, Shire and Shareholder have caused this Agreement to be executed by their duly authorized officers, as of the date and year first above written.

                              SHIRE PHARMACEUTICALS GROUP PLC

                              By:    \s\ Rolf Stahel
                                   --------------------
                              Name:  Rolf Stahel
                              Title: Chief Executive

                              YAMANOUCHI GROUP HOLDINGS INC.

                              By:   \s\ Akihiko Matsubara
                                   -------------------------
                              Name:  Akihiko Matsubara
                              Title: Manager